Supplement dated March 29, 2024, to the Prospectus dated May 1, 2019, for

Great-West Smart Track® II Variable Annuity, Great-West Smart Track® Variable Annuity, and Great-

West Smart Track® II – 5 Year Variable Annuity contracts issued by
Empower Annuity Insurance Company of America

Variable Annuity-2 Series Account

Supplement dated March 29, 2024, to the Prospectus dated May 1, 2019, for

Great-West Smart Track® II Variable Annuity, Great-West Smart Track® Variable Annuity, and Great-

West Smart Track® II – 5 Year Variable Annuity contracts issued by
Empower Life & Annuity Insurance Company of New York

Variable Annuity-2 Series Account of New York

This Supplement amends certain information in your variable annuity contract prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Liquidation of certain share classes of Several Deutsche DWS Variable Series Funds.

Upon the recommendation of DWS Investment Management Americas, Inc., the Board of Trustees and investment advisor of each of the funds (the “Funds”) listed below approved the liquidation and termination of certain share classes of the Funds. The liquidation will take place on or about June 17, 2024 (the “Liquidation Date”). As of that date, the Funds will no longer be available as Sub-Accounts under the Contract. As a result, the Sub-Accounts that invest in the Funds will also be liquidated (“liquidating Sub-Account(s)”). The liquidating Sub-Accounts will be closed to new and existing investors effective at the close of business on or about April 30, 2024. The share classes to be liquidated are the following:

Fund	Share Class
DWS Capital Growth VIP	Class B
DWS CROCI® U.S. VIP	Class B
DWS Global Small Cap VIP	Class B

Contract Value on the Date of Liquidation.  If you have Annuity Account Value allocated to a liquidating Sub-Account as of 3:00 p.m. Central Time on June 17, 2024, Protective Life Insurance Company (“Protective”) will automatically transfer that Annuity Account Value to the Fidelity® VIP Government Money Market Portfolio – Initial Class (the “Money Market Sub-Account”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on June 17, 2024, Purchase Payments and Annuity Account Value may no longer be allocated or transferred into the liquidating Sub-Accounts. Any request we receive at or after 3:00 p.m. Central Time on June 17, 2024, for the allocation of Purchase Payments or Annuity Account Value to the liquidating Sub-Accounts will result in an allocation of such Purchase Payment or Annity Account Value to the Money Market Sub-Account.

Transfer Rights.  Under your Contract, you are permitted to transfer Annuity Account Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Contract. The currently available Sub-Accounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

You may transfer from the liquidating Sub-Accounts to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Contract Year.  We will also not impose any transfer fee on any transfer from the Money Market

Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful.  If you would like another copy of the current prospectus for any of the funds available under the Contract, including the Money Market Sub-Account, please call us at (877) 723-8723.  If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Annuity Account Value from the liquidating Sub-Accounts and/or the Money Market Sub-Account to other available Sub-Accounts by calling us at (877) 723-8723 or through the Internet at www.protective.com.